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                                                                  Exhibit 23.2

INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Amendment No. 5 to Registration Statement No. 333-43143 of Pocahontas Bancorp, Inc. on Form S-1 of our report dated October 30, 1997, appearing in the Prospectus, which is part of this Registration Statement.



We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                          DELOITTE & TOUCHE, LLP


Little Rock, Arkansas
February 10, 1998.